UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 31, 2011
Arch Coal, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13105	43-0921172
(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification No.)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address of Principal Executive Offices) (Zip Code)
(314) 994-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-23.1
EX-23.2
EX-23.3
EX-99.1
EX-99.2
EX-99.3

Item 8.01. Other Events.
     As previously announced, on May 2, 2011, Arch Coal, Inc. (“Arch”), Atlas Acquisition Corp., a wholly-owned subsidiary of Arch, and International Coal Group, Inc. (“ICG”), entered into a definitive Agreement and Plan of Merger, providing for the acquisition of ICG by Arch. In connection with the pending acquisition, the following financial statements are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference:
•	audited consolidated balance sheets of ICG as of December 31, 2010 and 2009, and the related consolidated statements of operations, stockholders’ equity and comprehensive income and cash flows for the years ended December 31, 2010, 2009 and 2008, and the report of ICG’s independent registered public accounting firm dated February 17, 2011; and

•	unaudited condensed consolidated balance sheets of ICG as of March 31, 2011 and December 31, 2010, and the related condensed consolidated statements of operations and cash flows for the three months ended March 31, 2011 and 2010.
     In addition, the following preliminary unaudited pro forma condensed combined financial information of Arch is attached as Exhibit 99.3 and is incorporated herein by reference:
•	unaudited pro forma condensed combined statement of income for the year ended December 31, 2010;

•	unaudited pro forma condensed combined statement of income for the three months ended March 31, 2011; and

•	unaudited pro forma condensed combined balance sheet as of March 31, 2011.
     The pro forma financial information gives effect to certain pro forma events related to the pending acquisition and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the post-merger combined company.
FORWARD-LOOKING STATEMENTS
     Information set forth in this Current Report on Form 8-K (including the exhibits and attachments hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Report Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of certain factors that may affect future results is contained in Arch’s filings with the Securities and Exchange Commission. Arch disclaims any obligation to update forward-looking statements except as may be required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

23.3	Consent of Weir International, Inc., Independent Mining Consultants

99.1	Audited consolidated balance sheets of ICG as of December 31, 2010 and 2009, and the related consolidated statements of operations, stockholders’ equity and comprehensive income and cash flows for the years ended December 31, 2010, 2009 and 2008

99.2	Unaudited condensed consolidated balance sheets of ICG as of March 31, 2011 and December 31, 2010, and the related condensed consolidated statements of operations and cash flows for the three months ended March 31, 2011 and 2010

99.3	Preliminary unaudited pro forma condensed combined financial information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH COAL, INC. (Registrant)
By:	/s/ Robert G. Jones
	Name:	Robert G. Jones
	Title:	Senior Vice President — Law, General Counsel and Secretary

Date: May 31, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

23.3	Consent of Weir International, Inc., Independent Mining Consultants

99.1	Audited consolidated balance sheets of ICG as of December 31, 2010 and 2009, and the related consolidated statements of operations, stockholders’ equity and comprehensive income and cash flows for the years ended December 31, 2010, 2009 and 2008

99.2	Unaudited condensed consolidated balance sheets of ICG as of March 31, 2011 and December 31, 2010, and the related condensed consolidated statements of operations and cash flows for the three months ended March 31, 2011 and 2010

99.3	Preliminary unaudited pro forma condensed combined financial information